Exhibit 10.42

FORM OF FOURTH SUPPLEMENTAL INDENTURE

This Fourth Supplemental Indenture, dated as of April [    ], 2013 (this “Fourth Supplemental Indenture”), among SeaWorld Parks & Entertainment, Inc. (f/k/a SW Acquisition Co., Inc.), a Delaware corporation (the “Company”), the Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of December 1, 2009 (the “Base Indenture”), providing for the issuance of Senior Notes due 2016 (the “Notes”), a First Supplemental Indenture thereto, dated as of August 30, 2011, a Second Supplemental Indenture thereto, dated as of March 30, 2012 and a Third Supplemental Indenture thereto, dated as of December 17, 2012 (together with the Base Indenture, the “Indenture”);

WHEREAS, SeaWorld Entertainment, Inc. (f/k/a SW Holdco., Inc., “Holdings”) intends to consummate an initial public offering of its common stock (the “IPO”) pursuant to that certain Registration Statement on Form S-1 (File No. 333-185697) filed with the Securities and Exchange Commission on December 27, 2012, as the same is amended from time to time;

WHEREAS, in connection with the consummation of the IPO, the Company has requested from the Holders of the Notes the amendment of certain terms of the Indenture on the terms contemplated hereby (the “Amendments”);

WHEREAS, Section 9.02 of the Indenture provides that the Issuer and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the consent of the Required Holders:

WHEREAS, the Required Holders of the Notes have provided their written consent to this Fourth Supplemental Indenture;

WHEREAS, the execution of this Fourth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture, and the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to such execution; and

WHEREAS, the Amendments contemplated hereby shall only become effective on the date of the consummation of the IPO (the “Effective Date”), and only so long as the Effective Date occurs on or before July 31, 2013 (the “Outside Effective Date”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Amendment of Indenture. The Indenture shall be amended as follows:

(a) Section 1.01 is amended by adding the following definition in the appropriate alphabetical order:

““Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common Equity Interests of Holdings on the date of the declaration of a Restricted Payment permitted pursuant to Section 4.07(b)(9)(ii) multiplied by (ii) the arithmetic mean of the closing prices per share of such common Equity Interests for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment.”.

(b) Section 4.07(b) is amended by amending clause (9) thereof to read in full as follows:

“(9) after any Qualified Public Offering, (i) any Restricted Payment in the form of a dividend or distribution by the Issuer or any other direct or indirect parent of the Issuer to a parent company (including Holdings) to pay listing fees and other costs and expenses attributable to being a publicly traded company which are reasonable and customary, and (ii) Restricted Payments in the form of pro rata dividends or distributions to the holders of common stock of the Issuer (or any parent company, including Holdings), which issues common stock in the Qualified Public Offering) not to exceed the greater of (A) up to 6% per annum of the net proceeds received by (or contributed to) the Issuer and its Restricted Subsidiaries from such Qualified Public Offering and (B) an aggregate amount per annum not to exceed (w) $90.0 million, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 5.00 to 1.00 and greater than 4.50 to 1.00, (x) $120.0 million, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 4.50 to 1.00 and greater than 4.00 to 1.00, (y) the greater of (a) $120.0 million and (b) 7.5% of Market Capitalization, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 4.00 to 1.00 and greater than 3.50 to 1.00 and (z) an unlimited amount, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 3.50 to 1.00.”.

(c) Section 4.09(b)(1) is hereby amended by replacing the reference therein to “$1,240 million” with “$1,260 million.”.

(d) Section 4.11(b)(13) is hereby amended by adding the following at the end thereof:

“; provided that the fees for termination of the Management Agreement as a result of a Qualified Public Offering permitted pursuant to this clause (b)(13) of Section 4.11 shall not exceed $50.0 million.”.

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3. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. Effect on Indenture. This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby; provided that the provisions of Section 2 hereof shall only come into effect on the Effective Date, and for avoidance of doubt, if the Effective Date does not occur on or prior to the Outside Effective Date, the provisions of Sections 2 hereof shall be null and of no effect (without affecting Sections 3 through 9 hereof). Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect, including with respect to this Fourth Supplemental Indenture. This Fourth Supplemental Indenture shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Indenture or the Notes or to prejudice any other right or rights which the Holders of the Notes may now have or may have in the future under or in connection with the Indenture or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5. Confirmation of Guarantee. Without limiting the generality of the preceding paragraph, each of the Guarantors listed on the signature pages hereto hereby, jointly and severally, unconditionally confirms that its previously made Guarantee shall apply to the Issuer’s obligations under the Indenture as amended hereby and the Notes.

6. Separability Clause. In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. Counterparts. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Fourth Supplemental Indenture may be executed by any party hereto by original or facsimile signature, or electronic format (including pdf) signature, and any facsimile or electronic signature shall also be deemed valid, binding and enforceable as an original signature.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

9. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Company.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

SEAWORLD PARKS & ENTERTAINMENT, INC.

By:
Name:
Title:

SEAWORLD ENTERTAINMENT, INC.

By:
Name:
Title:

SEAWORLD PARKS & ENTERTAINMENT LLC

By:
Name:
Title:

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC.

By:
Name:
Title:

LANGHORNE FOOD SERVICES LLC

By:
Name:
Title:

SEA WORLD LLC

By:
Name:
Title:

SEA WORLD OF FLORIDA LLC

By:
Name:
Title:

SEA WORLD OF TEXAS LLC

By:
Name:
Title:

SEA WORLD OF TEXAS HOLDINGS, LLC

By:
Name:
Title:

SEA WORLD OF TEXAS MANAGEMENT, LLC

By:
Name:
Title:

SEA WORLD OF TEXAS BEVERAGE, LLC

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as Trustee

By:
Name:
Title: